Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except Per Share Figures)
(Unaudited)

	2007	2006	2007	2006		2007	2006	2007	2006
	4th Qtr	4th Qtr	4th Qtr	4th Qtr	4th Qtr vs.	Full Year	Full Year	Full Year	Full Year
	U.S.	U.S.	* As	* As	4th Qtr	U.S.	U.S.	* As	* As
	GAAP	GAAP	Reconciled	Reconciled	As	GAAP	GAAP	Reconciled	Reconciled	2007 vs. 2006
	$	$	$	$	Reconciled	$	$	$	$	As Reconciled

Net sales	3,724	2,650	3,724	2,650	41%	12,690	10,594	12,690	10,594	20%

Cost of sales	1,566	915	1,240	870	43%	4,405	3,697	4,079	3,551	15%

Gross profit	2,158	1,735	2,484	1,780	40%	8,285	6,897	8,611	7,043	22%

Selling, general and administrative	1,634	1,250	1,634	1,250	31%	5,468	4,718	5,468	4,718	16%
Research and development	855	631	834	616	35%	2,926	2,188	2,729	2,173	26%
Acquired in-process research and development	3,754	—	—	—	*	3,754	—	—	—	*
Other income, net	(231)	(46)	24	(46)	*	(683)	(135)	(146)	(135)	8%
Special and acquisition related charges	52	12	—	—	*	84	102	—	—	*
Equity income	(566)	(403)	(566)	(403)	40%	(2,049)	(1,459)	(2,049)	(1,459)	40%

Income/(loss) before income taxes	(3,340)	291	558	363	54%	(1,215)	1,483	2,609	1,746	49%

Income tax expense/(benefit)	(14)	87	78	87	*	258	362	350	362	*

Net income/(loss) before cumulative effect of a change in accounting principle	(3,326)	204	480	276	74%	(1,473)	1,121	2,259	1,384	63%

Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	*	—	(22)	—	—	*

Net income/(loss)	(3,326)	204	480	276	74%	(1,473)	1,143	2,259	1,384	63%

Preferred stock dividends	38	22	38	22	73%	118	86	118	86	37%

Net income/(loss) available to common shareholders	(3,364)	182	442	254	74%	(1,591)	1,057	2,141	1,298	65%

Diluted earnings/(loss) per common share:
Earnings/(loss) available to common shareholders before cumulative effect of a change in accounting principle	(2.08)	0.12	0.27	0.17	59%	(1.04)	0.69	1.37	0.87	57%
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—		—	0.02	—	—

Diluted earnings/(loss) per common share	(2.08)	0.12	0.27	0.17	59%	(1.04)	0.71	1.37	0.87	57%

Avg. shares outstanding- diluted	1,621	1,497	1,648	1,497		1,536	1,491	1,607	1,491

Ratios to net sales

Net sales	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%

Cost of sales	42.1%	34.5%	33.3%	32.8%		34.7%	34.9%	32.1%	33.5%

Gross margin	57.9%	65.5%	66.7%	67.2%		65.3%	65.1%	67.9%	66.5%

Selling, general and administrative	43.9%	47.2%	43.9%	47.2%		43.1%	44.5%	43.1%	44.5%

Research and development	23.0%	23.8%	22.4%	23.2%		23.1%	20.6%	21.5%	20.5%

Income/(loss) before income taxes	(89.7%)	11.0%	15.0%	13.7%		(9.6%)	14.0%	20.6%	16.5%

Net income/(loss)	(89.3%)	7.7%	12.9%	10.4%		(11.6%)	10.8%	17.8%	13.1%

*	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights”
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except Per Share Figures)
(Unaudited)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	12 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	12 Mos.

Net sales 1/	2,975	3,178	2,812	3,724	12,690	2,551	2,818	2,574	2,650	10,594	41%	20%

Cost of sales 2/	937	977	925	1,566	4,405	893	1,004	885	915	3,697	71%	19%

Gross profit	2,038	2,201	1,887	2,158	8,285	1,658	1,814	1,689	1,735	6,897	24%	20%

Selling, general and administrative	1,213	1,358	1,262	1,634	5,468	1,086	1,224	1,158	1,250	4,718	31%	16%
Research and development 3/	707	696	669	855	2,926	481	539	536	631	2,188	35%	34%
Acquired in-process research and development 4/	—	—	—	3,754	3,754	—	—	—	—	—	*	*
Other income, net 5/	(48)	(16)	(390)	(231)	(683)	(34)	(19)	(37)	(46)	(135)	*	*
Special and acquisition related charges 6/	1	11	20	52	84	—	80	10	12	102	*	*
Equity income	(487)	(490)	(506)	(566)	(2,049)	(311)	(355)	(390)	(403)	(1,459)	40%	40%

Income/(loss)before income taxes	652	642	832	(3,340)	(1,215)	436	345	412	291	1,483	*	*

Income tax expense/(benefit)7/	87	103	82	(14)	258	86	86	103	87	362	*	*

Net income/(loss) before cumulative effect of a change in accounting principle	565	539	750	(3,326)	(1,473)	350	259	309	204	1,121	*	*

Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	(22)	—	—	—	(22)	*	*

Net income/(loss)	565	539	750	(3,326)	(1,473)	372	259	309	204	1,143	*	*

Preferred stock dividends	22	22	37	38	118	22	22	22	22	86	*	*
Net income/(loss) available to common shareholders	543	517	713	(3,364)	(1,591)	350	237	287	182	1,057	*	*

Diluted earnings/(loss) per common share:
Earnings/(loss) available to common shareholders before cumulative effect of a change in accounting principle	0.36	0.34	0.45	(2.08)	(1.04)	0.22	0.16	0.19	0.12	0.69
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	0.02	—	—	—	0.02

Diluted earnings/(loss) per common share	0.36	0.34	0.45	(2.08)	(1.04)	0.24	0.16	0.19	0.12	0.71

Avg. shares outstanding- diluted	1,571	1,587	1,622	1,621	1,536	1,486	1,489	1,492	1,497	1,491
Actual shares outstanding	1,489	1,496	1,620	1,621	1,621	1,481	1,481	1,483	1,487	1,487

Ratios to net sales
Net sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	31.5%	30.7%	32.9%	42.1%	34.7%	35.0%	35.6%	34.4%	34.5%	34.9%
Gross margin	68.5%	69.3%	67.1%	57.9%	65.3%	65.0%	64.4%	65.6%	65.5%	65.1%
Selling, general and administrative	40.8%	42.7%	44.9%	43.9%	43.1%	42.6%	43.4%	45.0%	47.2%	44.5%
Research and development	23.8%	21.9%	23.8%	23.0%	23.1%	18.8%	19.1%	20.8%	23.8%	20.6%
Income/(loss) before income taxes	21.9%	20.2%	29.6%	(89.7%)	(9.6%)	17.1%	12.2%	16.0%	11.0%	14.0%
Net income/(loss)	19.0%	17.0%	26.7%	(89.3%)	(11.6%)	14.6%	9.2%	12.0%	7.7%	10.8%

*	Not a meaningful percentage

Note: The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Net sales for the three and twelve months ended December 31, 2007, both include $626 million of Organon BioSciences (OBS) net sales as of the November 19, 2007 close of the acquisition through year-end.

2/	Cost of sales for the three and twelve months ended December 31, 2007 both include purchase accounting adjustments of $326 million related to the acquisition of OBS. Included in cost of sales for the three and twelve months ended December 31, 2006 is $45 million and $146 million, respectively, related to the manufacturing changes announced June 1, 2006.

3/	Research and development for the three months ended December 31, 2007 includes $21 million related to an upfront R&D payment. Research and development for the twelve months ended December 31, 2007 includes $197 million related to upfront R&D payments. Included in research and development for the three and twelve months ended December 31, 2006 is a $15 million payment for licensing of a product.

4/	Acquired in-process research and development for the three and twelve months ended December 31, 2007 both include a charge of $3.8 billion in connection with the acquisition of OBS.

5/	Included in other income, net for the three months ended December 31, 2007 are $255 million of acquisition-related gains on currency-related items. Included in other income, net for the twelve months ended December 31, 2007 are $537 million of acquisition-related net gains on currency-related and interest rate-related items.

6/	Special and acquisition related charges for the three and twelve months ended December 31, 2007, reflects $52 million and $84 million, respectively, related to the acquisition of OBS. Special and acquisition related charges of $102 million for the twelve months ended December 31, 2006 include severance and fixed asset write-offs related to the manufacturing changes in June 2006.

7/	Tax expense or benefit for all periods presented primarily relates to foreign taxes as the Company did not recognize the benefit of U.S. tax operating losses.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	12 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	12 Mos.

Cholesterol Joint Venture:	1,150	1,248	1,277	1,443	5,119	778	958	1,010	1,082	3,829	33%	34%
U.S.	897	958	969	1,071	3,894	634	784	820	852	3,091	26%	26%
International	253	290	308	372	1,225	144	174	190	230	738	62%	66%

50% of Cholesterol Joint Venture:	575	624	639	722	2,559	389	479	505	541	1,915	33%	34%

Prescription Pharma (1):	2,398	2,520	2,291	2,963	10,173	2,032	2,230	2,087	2,211	8,561	34%	19%
U.S.	802	771	709	855	3,138	656	718	733	800	2,908	7%	8%
International	1,596	1,749	1,582	2,108	7,035	1,376	1,512	1,354	1,411	5,653	49%	24%

Consumer Health Care	345	394	273	254	1,266	311	349	259	205	1,123	24%	13%

Animal Health (2):	232	264	248	507	1,251	208	239	228	234	910	117%	37%
U.S.	58	58	63	99	278	57	62	72	50	240	98%	16%
International	174	206	185	408	973	151	177	156	184	670	121%	45%

Consolidated GAAP Net Sales:	2,975	3,178	2,812	3,724	12,690	2,551	2,818	2,574	2,650	10,594	41%	20%

U.S.	1,179	1,195	1,028	1,194	4,597	999	1,103	1,047	1,043	4,192	15%	10%
International	1,796	1,983	1,784	2,530	8,093	1,552	1,715	1,527	1,607	6,402	57%	26%

Adjusted Net Sales:	3,550	3,802	3,451	4,446	15,249	2,940	3,297	3,079	3,191	12,509	39%	22%

(1)	Prescription Pharma for both the fourth quarter and full year 2007 include sales of Organon, the human health business of Organon BioSciences, of $84 million in the U.S. and $325 million Internationally. Sales of Organon BioSciences are reflected as of the closing date of the acquisition on November 19, 2007 through year-end.

(2)	Animal Health for both the fourth quarter and full year 2007 include sales of Intervet, the animal health business of Organon BioSciences, of $35 million in the U.S. and $182 million Internationally. Sales of Organon BioSciences are reflected as of the closing date of the acquisition on November 19, 2007 through year-end.
NOTE: As Schering-Plough integrates systems during 2008 separate sales information for Organon and Intervet is not expected to be presented separately.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	12 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	12 Mos.

Global ZETIA: 1/	544	605	606	680	2,436	415	474	501	535	1,925	27%	27%
U.S.	408	424	443	489	1,764	315	363	389	405	1,472	21%	20%
International	136	181	163	191	672	100	111	112	130	453	47%	48%

Global VYTORIN: 1/	616	683	684	778	2,761	371	491	517	554	1,933	40%	43%
U.S.	489	534	526	582	2,130	319	421	431	448	1,619	30%	32%
International	127	149	158	196	631	52	70	86	106	314	85%	101%

Global Cholesterol: 1/	1,160	1,288	1,290	1,458	5,197	786	965	1,018	1,089	3,858	34%	35%
U.S.	897	958	969	1,071	3,894	634	784	820	852	3,091	26%	26%
International	263	330	321	387	1,303	152	181	198	237	767	64%	70%
1/ Substantially all sales of cholesterol products are not included in Schering-Plough’s net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Latin America and Japan. In Japan, Schering-Plough co-markets Zetia with Bayer HealthCare. Zetia was launched in Japan in June 2007. In the fourth quarter of 2007 and 2006, sales in non-joint venture territories of the cholesterol franchise totaled $15 million and $7 million, respectively. For the twelve months of 2007 and 2006, sales in non-joint venture territories of the cholesterol franchise totaled $78 million and $29 million, respectively.
The results of the operation of the joint venture are reflected in equity income. As a result, Schering-Plough’s gross margin and ratios of selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of operating income based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. Above $300 million of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either company’s share of the joint venture’s operating income is subject to a reduction if either company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global Prescription Pharma			U.S.			International
	2007	2006		2007	2006		2007	2006
	4th	4th	4th Qtr	4th	4th	4th Qtr	4th	4th	4th Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$4th Qtr	$		$4th Qtr	$		$4th Qtr

Prescription Pharma:	2,963	2,211	34%	855	800	7%	2,108	1,411	49%

Remicade	455	337	35%	—	—	—	455	337	35%
Nasonex	271	253	7%	162	171	(5%)	109	82	33%
PegIntron	239	208	15%	42	49	(14%)	197	159	25%
Temodar	234	189	23%	83	74	12%	151	115	31%
Clarinex / Aerius	174	164	6%	82	94	(12%)	92	70	30%
Claritin rx	93	78	19%	—	—	—	93	78	19%
avelox	115	103	12%	115	103	12%	—	—	—
Integrilin	91	85	7%	85	81	6%	6	4	29%
Rebetol	71	75	(6%)	1	2	(55%)	70	73	(4%)
Caelyx	66	49	33%	—	—	—	66	49	33%
Intron A	57	57	—	28	29	(4%)	29	28	3%
Subutex / Suboxone	57	51	11%	—	—	—	57	51	11%
Proventil / Albuterol cfc	41	55	(25%)	41	55	(25%)	—	—	—
Asmanex	41	36	16%	38	33	17%	3	3	—
Elocon	37	33	10%				39	32	21%
Foradil	25	28	(11%)	24	27	(10%)	1	1	—
Noxafil	29	10	N/M	10	3	N/M	19	7	N/M
Follistim (2)	57	—	N/M	14	—	N/M	43	—	N/M
Nuvaring (2)	45	—	N/M	26	—	N/M	19	—	N/M
Remeron (2)	33	—	N/M	2	—	N/M	31	—	N/M
Zemuron (2)	25	—	N/M	10	—	N/M	15	—	N/M
Livial (2)	24	—	N/M	—	—	N/M	24	—	N/M
Cerazette (2)	20	—	N/M	—	—	N/M	20	—	N/M
MARVELON (2)	20	—	N/M	2	—	N/M	18	—	N/M
Mercilon (2)	18	—	N/M	—	—	N/M	18	—	N/M
Implanon (2)	15	—	N/M	3	—	N/M	12	—	N/M

(1)	Prescription Pharma for the fourth quarter includes sales of Organon, the human health business of Organon BioSciences, of $84 million in the U.S. and $325 million Internationally. Sales of Organon BioSciences are reflected as of the closing date of the acquisition on November 19, 2007 through year-end.

(2)	Products acquired in OBS acquisition reflect net sales for the period from November 19, 2007 through year-end.
NOTE: As Schering-Plough integrates systems during 2008 separate sales information for Organon is not expected to be presented separately.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	12 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	12 Mos.

Global Prescription Pharma (1):	2,398	2,520	2,291	2,963	10,173	2,032	2,230	2,087	2,211	8,561	34%	19%

Remicade	373	394	426	455	1,648	278	307	317	337	1,240	35%	33%
Nasonex	284	295	242	271	1,092	229	242	221	253	944	7%	16%
PegIntron	217	234	221	239	911	196	226	206	208	837	15%	9%
Temodar	196	216	215	234	861	163	171	179	189	703	23%	22%
Clarinex / Aerius	204	250	171	174	799	160	226	171	164	722	6%	11%
Claritin rx	112	102	83	93	391	101	104	74	78	356	19%	10%
Avelox	115	75	78	115	384	80	58	63	103	304	12%	26%
Integrilin	84	78	78	91	332	80	82	82	85	329	7%	1%
Rebetol	71	74	60	71	277	78	86	72	75	311	(6%)	(11%)
Caelyx	62	65	64	66	257	51	53	52	49	206	33%	25%
Intron A	60	55	61	57	233	60	64	57	57	237	—	(2%)
Subutex / Suboxone	56	52	55	57	220	48	53	51	51	203	11%	8%
Proventil / Albuterol cfc	53	61	52	41	207	41	63	45	55	203	(25%)	2%
Asmanex	43	42	36	41	162	20	20	28	36	103	16%	57%
Elocon	36	43	40	37	156	34	38	36	33	141	10%	11%
Foradil	26	26	25	25	102	21	23	22	28	94	(11%)	8%
Noxafil	16	20	24	29	89	2	3	6	10	19	N/M	N/M
Follistim (2)	—	—	—	57	57	—	—	—	—	—	N/M	N/M
Nuvaring (2)	—	—	—	45	45	—	—	—	—	—	N/M	N/M
Remeron (2)	—	—	—	33	33	—	—	—	—	—	N/M	N/M
Zemuron (2)	—	—	—	25	25	—	—	—	—	—	N/M	N/M
Livial (2)	—	—	—	24	24	—	—	—	—	—	N/M	N/M
Cerazette (2)	—	—	—	20	20	—	—	—	—	—	N/M	N/M
Marvelon (2)	—	—	—	20	20	—	—	—	—	—	N/M	N/M
Mercilon (2)	—	—	—	18	18	—	—	—	—	—	N/M	N/M
Implanon (2)	—	—	—	15	15	—	—	—	—	—	N/M	N/M

(1)	Global Prescription Pharma for both the fourth quarter and full year 2007 include sales of Organon, the human health business of Organon BioSciences, of $84 million in the U.S. and $325 million Internationally. Sales of Organon BioSciences are reflected as of the closing date of the acquisition on November 19, 2007 through year-end.

(2)	Products acquired in OBS acquisition reflect net sales for the period from November 19, 2007 through year-end .
NOTE: As Schering-Plough integrates systems during 2008 separate sales information for Organon is not expected to be presented separately.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	12 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	12 Mos.

Total U.S. Pharma (1):	802	771	709	855	3,138	656	718	733	800	2,908	7%	8%

Nasonex	177	175	153	162	667	144	144	153	171	611	(5%)	9%
PegIntron	49	46	46	42	183	43	57	51	49	201	(14%)	(9%)
Temodar	74	79	79	83	315	67	72	72	74	286	12%	10%
Clarinex / Aerius	91	106	83	82	362	70	97	98	94	358	(12%)	1%
Avelox	115	75	78	115	384	80	58	63	103	304	12%	26%
Integrilin	80	73	73	85	312	76	78	78	81	312	6%	—
Intron a	31	28	29	28	117	30	33	28	29	120	(4%)	(3%)
Proventil / Albuterol cfc	53	61	52	41	207	41	63	45	55	203	(25%)	2%
Asmanex	40	39	34	38	152	18	18	26	33	94	17%	61%
Foradil	25	25	24	24	98	20	22	22	27	91	(10%)	8%
Noxafil	6	7	8	10	31	—	—	2	3	4	N/M	N/M
Follistim (2)	—	—	—	14	14	—	—	—	—	—	N/M	N/M
Nuvaring (2)	—	—	—	26	26	—	—	—	—	—	N/M	N/M
Remeron (2)	—	—	—	2	2	—	—	—	—	—	N/M	N/M
Zemuron (2)	—	—	—	10	10	—	—	—	—	—	N/M	N/M
Marvelon (2)	—	—	—	2	2	—	—	—	—	—	N/M	N/M
Implanon (2)	—	—	—	3	3	—	—	—	—	—	N/M	N/M

(1)	U.S. Pharma for both the fourth quarter and full year 2007 include sales of Organon, the human health business of Organon BioSciences, of $84 million. Sales of Organon BioSciences are reflected as of the closing date of the acquisition on November 19, 2007 through year-end.

(2)	Products acquired in OBS acquisition reflect net sales for the period from November 19, 2007 through year-end.
NOTE: As Schering-Plough integrates systems during 2008 separate sales information for Organon is not expected to be presented separately.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	12 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	12 Mos.

Total International Pharma (1):	1,596	1,749	1,582	2,108	7,035	1,376	1,512	1,354	1,411	5,653	49%	24%

Remicade	373	394	426	455	1,648	278	307	317	337	1,240	35%	33%
Nasonex	107	120	89	109	425	85	98	68	82	333	33%	28%
PegIntron	168	188	175	197	728	153	169	155	159	636	25%	14%
Temodar	122	137	136	151	546	96	99	107	115	417	31%	31%
Clarinex / Aerius	113	144	88	92	437	90	129	73	70	364	30%	20%
Claritin Rx	112	102	83	93	391	101	104	74	78	356	19%	10%
Integrilin	4	5	5	6	20	4	4	4	4	17	29%	17%
Rebetol	71	73	59	70	273	76	84	72	73	306	(4%)	(11%)
Caelyx	62	65	64	66	257	51	53	52	49	206	33%	25%
Intron A	29	27	32	29	116	30	31	29	28	117	3%	(1%)
Subutex / Suboxone	56	52	55	57	220	48	53	51	51	203	11%	8%
Asmanex	3	3	2	3	10	2	2	2	3	9	—	14%
Elocon	36	43	40	39	158	34	37	35	32	138	21%	14%
Noxafil	10	13	16	19	58	2	3	4	7	15	N/M	N/M
Follistim (2)	—	—	—	43	43	—	—	—	—	—	N/M	N/M
Nuvaring (2)	—	—	—	19	19	—	—	—	—	—	N/M	N/M
Remeron (2)	—	—	—	31	31	—	—	—	—	—	N/M	N/M
Zemuron (2)	—	—	—	15	15	—	—	—	—	—	N/M	N/M
Livial (2)	—	—	—	24	24	—	—	—	—	—	N/M	N/M
Cerazette (2)	—	—	—	20	20	—	—	—	—	—	N/M	N/M
Marvelon (2)	—	—	—	18	18	—	—	—	—	—	N/M	N/M
Mercilon (2)	—	—	—	18	18	—	—	—	—	—	N/M	N/M
Implanon (2)	—	—	—	12	12	—	—	—	—	—	N/M	N/M

(1)	International Pharma for both the fourth quarter and full year 2007 include sales of Organon, the human health business of Organon BioSciences, of $325 million. Sales of Organon BioSciences are reflected as of the closing date of the acquisition on November 19, 2007 through year-end.

(2)	Products acquired in OBS acquisition reflect net sales for the period from November 19, 2007 through year-end.
NOTE: As Schering-Plough integrates systems during 2008 separate sales information for Organon is not expected to be presented separately.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	12 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	12 Mos.

Global Health Care:	345	394	273	254	1,266	311	349	259	205	1,123	24%	13%

OTC:	177	182	162	161	682	153	149	138	118	558	37%	22%
OTC Claritin	127	137	104	94	462	111	111	95	72	390	30%	18%
Other OTC	50	45	58	67	220	42	38	43	46	168	47%	31%
Foot Care	78	102	92	74	345	83	96	92	73	343	1%	1%
Sun Care	90	110	19	19	239	75	104	29	14	222	38%	8%
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.(1)	Year(1)	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$

Geographic net sales
U.S.	1,179	1,195	1,028	1,194	4,597	999	1,103	1,047	1,043	4,192
Europe and Canada	1,215	1,343	1,199	1,743	5,500	1,046	1,206	1,044	1,107	4,403
Latin America	311	327	324	398	1,359	260	248	233	249	990
Asia Pacific	270	313	261	389	1,234	246	261	250	251	1,009

Consolidated net sales	2,975	3,178	2,812	3,724	12,690	2,551	2,818	2,574	2,650	10,594

	2007					2006
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$

Other income, net
Interest income	(82)	(86)	(117)	(112)	(395)	(68)	(69)	(77)	(83)	(297)
Interest expense	37	39	45	125	245	46	45	40	41	172
Acquisition-related (gains)/losses on currency-related and interest rate-related items (2)	(3)	35	(314)	(255)	(537)	—	—	—	—	—
Foreign exchange (gains)/losses	—	(3)	(4)	3	(3)	—	5	—	(4)	2
Other (income)/expense	—	(1)	—	8	7	(12)	—	—	—	(12)

Total — Other income, net	(48)	(16)	(390)	(231)	(683)	(34)	(19)	(37)	(46)	(135)

All figures rounded. Totals may not add due to rounding.

(1)	Fourth quarter and full year 2007 includes sales of Organon BioSciences which was acquired on November 19, 2007

(2)	Included in acquisition-related (gains)/losses in currency-related and interest rate-related items are gains from foreign currency options in the amount of $221 and $510 for the three and twelve months ended December 31, 2007, respectively.
Alex Kelly           908-298-7450
Robyn Brown          908-298-7417

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net (Loss)/Income Available to Common Shareholders
and Reported Diluted (Loss)/Earnings Per Share to As Reconciled Amounts for Net (Loss)/Income
Available to Common Shareholders and Diluted (Loss)/Earnings per Common Share (unaudited)
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), Schering-Plough is providing the supplemental financial information to reflect “As Reconciled” amounts related to Net (loss)/income available to common shareholders and diluted (loss)/earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, acquisition-related items and other specified items.
“As Reconciled” amounts related to Net (loss)/income available to common shareholders and diluted (loss)/earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, acquisition-related items and other specified items have been excluded from net (loss)/income available to common shareholders and diluted (loss)/earnings per common share as management of Schering-Plough does not consider these charges to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net (loss)/income available to common shareholders and diluted (loss)/earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended December 31, 2007
		Purchase		Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$3,724	$—	$—	$—	$3,724
Cost of sales	1,566	(326)	—	—	1,240
Selling, general and administrative	1,634	—	—	—	1,634
Research and development	855	—	—	(21)	834
Acquired in-process research and development	3,754	(3,754)	—	—	—

Other (income)/expense, net	(231)	—	255	—	24
Special and acquisition related charges	52	—	(52)	—	—
Equity income	(566)	—	—	—	(566)

(Loss)/income before income taxes	(3,340)	4,080	(203)	21	558
Income tax (benefit)/expense	(14)	89	2	1	78

Net (loss)/income before cumulative effect of a change in accounting principle	$(3,326)	$3,991	$(205)	$20	$480

Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—

Net (loss)/income	$(3,326)	$3,991	$(205)	$20	$480

Preferred stock dividends	38	—	—	—	38

Net (loss)/income available to common shareholders	$(3,364)	$3,991	$(205)	$20	$442

Diluted (loss)/earnings per common share:

(Loss)/earnings available to common shareholders before cumulative effect of a change in accounting principle	$(2.08)				$0.27

Cumulative effect of a change in accounting principle, net of tax	—				—

Diluted (loss)/earnings per common share	$(2.08)				$0.27

Average common shares outstanding-diluted	1,621				1,648

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net (Loss)/Income Available to Common Shareholders
and Reported Diluted (Loss)/Earnings Per Share to As Reconciled Amounts for Net (Loss)/Income
Available to Common Shareholders and Diluted (Loss)/Earnings per Common Share (unaudited)
(Amounts in Millions, except per share figures)

	Three months ended December 31, 2006
		Purchase		Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$2,650	$—	$—	$—	$2,650
Cost of sales	915	—	—	(45)	870
Selling, general and administrative	1,250	—	—	—	1,250
Research and development	631	—	—	(15)	616
Acquired in-process research and development	—	—	—	—	—

Other income, net	(46)	—	—	—	(46)
Special and acquisition related charges	12	—	—	(12)	—
Equity income	(403)	—	—	—	(403)

Income before income taxes	291	—	—	72	363
Income tax expense	87	—	—	—	87

Net income before cumulative effect of a change in accounting principle	$204	$—	$—	$72	$276

Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—

Net income	$204	$—	$—	$72	$276

Preferred stock dividends	22	—	—	—	22

Net income available to common shareholders	$182	$—	$—	$72	$254

Diluted earnings per common share:

Earnings available to common shareholders before cumulative effect of a change in accounting principle	$0.12				$0.17

Cumulative effect of a change in accounting principle, net of tax	—				—

Diluted earnings per common share	$0.12				$0.17

Average common shares outstanding-diluted	1,497				1,497

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net (Loss)/Income Available to Common Shareholders
and Reported Diluted (Loss)/Earnings Per Share to As Reconciled Amounts for Net (Loss)/Income
Available to Common Shareholders and Diluted (Loss)/Earnings per Common Share (unaudited)
(Amounts in Millions, except per share figures)

	Twelve months ended December 31, 2007
		Purchase		Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$12,690	$—	$—	$—	$12,690
Cost of sales	4,405	(326)	—	—	4,079
Selling, general and administrative	5,468	—	—	—	5,468
Research and development	2,926	—	—	(197)	2,729
Acquired in-process research and development	3,754	(3,754)	—	—	—

Other (income)/expense, net	(683)	—	537	—	(146)
Special and acquisition related charges	84	—	(84)	—	—
Equity income	(2,049)	—	—	—	(2,049)

(Loss)/income before income taxes	(1,215)	4,080	(453)	197	2,609
Income tax expense	258	89	2	1	350

Net (loss)/income before cumulative effect of a change in accounting principle	$(1,473)	$3,991	$(455)	$196	$2,259

Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—

Net (loss)/income	$(1,473)	$3,991	$(455)	$196	$2,259

Preferred stock dividends	118	—	—	—	118

Net (loss)/income available to common shareholders	$(1,591)	$3,991	$(455)	$196	$2,141

Diluted (loss)/earnings per common share:

(Loss)/earnings available to common shareholders before cumulative effect of a change in accounting principle	$(1.04)				$1.37

Cumulative effect of a change in accounting principle, net of tax	—				—

Diluted (loss)/earnings per common share	$(1.04)				$1.37

Average common shares outstanding-diluted	1,536				1,607

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net (Loss)/Income Available to Common Shareholders
and Reported Diluted (Loss)/Earnings Per Share to As Reconciled Amounts for Net (Loss)/Income
Available to Common Shareholders and Diluted (Loss)/Earnings per Common Share (unaudited)
(Amounts in Millions, except per share figures)

	Twelve months ended December 31, 2006
		Purchase		Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$10,594	$—	$—	$—	$10,594
Cost of sales	3,697	—	—	(146)	3,551
Selling, general and administrative	4,718	—	—	—	4,718
Research and development	2,188	—	—	(15)	2,173
Acquired in-process research and development	—	—	—	—	—
Other income, net	(135)	—	—	—	(135)
Special and acquisition related charges	102	—	—	(102)	—
Equity income	(1,459)	—	—	—	(1,459)

Income before income taxes	1,483	—	—	263	1,746
Income tax expense	362	—	—	—	362

Net income before cumulative effect of a change in accounting principle	$1,121	$—	$—	$263	$1,384

Cumulative effect of a change in accounting principle, net of tax	(22)	—	—	22	—

Net income	$1,143	$—	$—	$241	$1,384

Preferred stock dividends	86	—	—	—	86

Net income available to common shareholders	$1,057	$—	$—	$241	$1,298

Diluted earnings per common share:

Earnings available to common shareholders before cumulative effect of a change in accounting principle	$0.69				$0.87

Cumulative effect of a change in accounting principle, net of tax	0.02				—

Diluted earnings per common share	$0.71				$0.87

Average common shares outstanding-diluted	1,491				1,491

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net (Loss)/Income Available to Common Shareholders
and Reported Diluted (Loss)/Earnings Per Share to As Reconciled Amounts for Net (Loss)/Income
Available to Common Shareholders and Diluted (Loss)/Earnings per Common Share (unaudited)
(Amounts in Millions, except per share figures)
“As Reconciled” amounts related to Net (loss)/income available to common shareholders and diluted (loss) earnings per common share reflect the following adjustments:

	Fourth Quarter		Twelve Months
(Amounts in millions)	2007	2006	2007	2006
Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$65	$—	$65	$—
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (a)	3	—	3	—
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	258	—	258	—
Acquired IPR&D related to the Organon BioSciences acquisition (b)	3,754	—	3,754	—

Total purchase accounting adjustments, pre-tax	4,080	—	4,080	—
Income tax benefit	89	—	89	—

Total purchase accounting adjustments	$3,991	$—	$3,991	$—

Acquisition-related items:
Acquisition-related (gains)/losses on currency-related and interest-related items (c)	$(255)	$—	$(537)	$—
Integration-related activities (d)	52	—	84	—

Total acquisition-related items, pre-tax	(203)	—	(453)	—
Income tax benefit	2	—	2	—

Total acquisition-related items	$(205)	$—	$(455)	$—

Other specified items:
Manufacturing changes announced June 1, 2006 (e)	$—	$57	$—	$248
Upfront R&D payments (b)	21	15	197	15
Change in accounting principle (f)	—	—	—	(22)

Total other significant items, pre-tax	21	72	197	241
Income tax benefit	1	—	1	—

Total other specified items	$20	$72	$196	$241

Total purchase accounting adjustments, acquisition-related items and other specified items	$3,806	$72	$3,732	$241

(a)	Included in cost of sales

(b)	Included in research and development

(c)	Included in other (income)/expense, net

(d)	Included in special and acquisition-related charges

(e)	Included in cost of sales and special and acquisition-related charges

(f)	Included in cumulative effect in change in accounting principle, net